DOMINION FUNDS, INC.

FAIRFAX GLOBAL TRENDS FUND

DOIGX

PROSPECTUS

November 1, 2012

The Fairfax Global Trends Fund (the “Fund”) is a diversified open-end investment company whose only investment objective is growth of capital. The Fund will invest primarily in securities of companies worldwide and exchange traded funds (ETFs) which management believes have a potential for capital growth. The Fund’s portfolio is managed by Fairfax Global Markets, LLC (the “Advisor”). The net assets and the return of the Fund will fluctuate depending on market conditions and other factors. Prospective investors should read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are offered through

NORTHERN LIGHTS DISTRIBUTORS, LLC

FUND SUMMARY - Fairfax Global Trends Fund

Investment Objective: The Fund’s investment objective is growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Management Fees	1.00%
Distribution (12b-l) Fees	0.40%
Other Expenses	1.76%
Acquired Fund Fees and Expenses (1)	0.04%
Total Annual Fund Operating Expenses (1)	3.20%
Less Fee Waivers and Reimbursements (2)	(0.91)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.29%

(1)

 Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(2)

Pursuant to an Operating and Expense Limitation Agreement with the Company (the “Expense Agreement”), the Fairfax Global Management, LLC has contractually agreed to reimburse Fund expenses to the extent necessary to limit total annual Fund operating expenses (excluding Acquired Fund Fees and Expenses, brokerage fees and commissions, borrowing costs, taxes and extraordinary expenses such as litigation) to an annual rate of 2.25% of the Fund’s average daily net assets.  The Expense Agreement remains in effect until October 28, 2013. The Expense Agreement may be terminated at any time, and without the payment of any penalty, by the Fund.

Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$232	$901	$1,595	$3,441

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 494% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund invests in a diversified portfolio of securities of companies worldwide and exchange traded funds (ETFs) that meet the Fund's investment criteria. The Fund is actively managed and may invest anywhere globally in the U.S. and foreign markets but substantially outside the U.S. in ETFs, equities and bonds. The Fund may invest in common stock, preferred stock and ADRs of companies listed on any of the U.S. stock exchanges, currencies of other countries, corporate bonds and municipal bonds of any duration and quality, bonds from other countries and U.S Treasury obligations of any duration.  The Advisor uses a “relative strength” approach to choosing investments, emphasizing a selection process favoring positions with potential for growth.

The Fund invests in a diversified asset allocation of countries, regions, sectors and industries. “Trends ” means that the Fund invests in a diversified allocation of sectors and industries and when the Advisor believes that the markets are in a long-term uptrend the Fund will invest in securities of companies worldwide of all capitalizations, or through ETFs holding such companies, that the Advisor believes have a potential for capital growth. However, the Fund may, when the Advisor believes the markets are in a downtrend, invest the portfolio predominantly or completely in certain fixed income securities including U.S. government securities, and ETFs that invest in such securities, and other investments that it believes may help to protect and preserve shareholder capital.

The Advisor may also utilize certain “values-based” non-financial investment analysis and screening that is intended to specifically seek out companies that support traditional family values and positive global values such as respect for human life and dignity, while avoiding industries and activities that do not support human life, and/or promote pornography, gambling, alcohol and tobacco production.  Such analysis and screening will not apply to potential and actual investments in ETFs.  See "Investment Selection Process”.

Principal Risks of Investing in the Fund:  You could lose money on your investment in the Fund.   As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. The Fund may be suitable for the more aggressive section of an investor’s portfolio.  Though the investment discipline that the Advisor uses in its management of the Fund includes elements designed to reduce the volatility and exposure to loss that are inherent in the stock markets, the Fund is best suited for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

Equity Securities Risk.   Equity securities and stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations or economic developments.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk.  Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

·

Market Risk and Selection Risk.   Market risk is the risk that one or more markets in which the Fund invests may go down in value.  Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds.

Investing in ETFs. The Fund may invest in exchange-traded funds (“ETF”), including short or leveraged ETFs. (See also “Derivatives Risks” below and in the “Investment Risks” section of this prospectus).   The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Values Based Screening.   The Advisor cannot guarantee that it will be successful in identifying companies that will satisfy its values-based investment screening process nor that it will be able to invest in them at a suitable price and quantity.  The Fund utilizes IW Financial to provide values based investment screening services. There can be no guarantee that firm will continue to make available such services or, if they did not, that a suitable replacement could be found.

Portfolio Turnover Risk.  The annual portfolio turnover rate is the number of times the Fund’s portfolio securities are replaced in a period of one year.    Increased portfolio turnover necessarily results in correspondingly higher brokerage costs that the Fund must pay, which may negatively impact the portfolio’s performance, and may result in accelerated realization of capital gains for federal income tax purposes.   The Advisor believes that high turnover is a function of the investment style of the Fund.

Temporary Defensive Strategy.    If the Advisor believes the markets are in a sustained downtrend, the Fund may predominantly or completely invest in U.S. Treasury bills, bond ETFs, commercial paper of major global corporations or other investments at the discretion of the Advisor .. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective of growth of capital when it is so invested.

Foreign Securities Risks.  Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks that may not be present in U.S. investments that can increase the chances that the Fund will lose money. These risks include foreign economy risk, currency risk, governmental supervision and regulation/accounting risk, risks of holding funds outside of the United States, and settlement risk.

Foreign Economy Risk.  The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk.   Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

Emerging Markets Risk.  The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

Call Risk.   Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Risk.   Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due, at all, or otherwise default on its obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Derivatives Risks.  The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will default and not fulfill its contractual obligation.

The Fund may invest in leveraged ETFs, which are exchange-traded funds (ETFs) that use financial derivatives and debt to amplify the returns of an underlying index.  These funds aim to keep a constant amount of leverage during the investment time frame, such as a 2:1 or 3:1 ratio.  Leveraged ETFs aim to deliver a stated multiple of the index return (or in some cases a multiple of the inverse of the return on that index) on a daily basis, which means that holding the leveraged ETF longer than a day, especially when the index has large ups and downs, can lead to unexpectedly negative results because of the daily rebalancing.  Whenever the index declines, a leveraged ETF sells its exposure to the index and reduces its debt level in order to maintain its target leverage ratio. This locks in losses and reduces the leveraged ETF’s asset base, making it much harder to recover gains in the next market upturn.  Furthermore, leveraged ETFs have interest costs, transaction costs, expenses, and costs of capital. These costs reduce returns.

Small Cap and Emerging Growth Securities Risk.  Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

Money Market Instruments. When the Advisor does not believe that the markets are in a long-term uptrend, the Fund may invest in money market instruments. Holding cash or cash equivalents could reduce the benefit from any upswing in the market.

For additional information about the Fund’s primary risks, see the “Investment Risks” section of this prospectus and “Investment Risks and Considerations” section in the Fund’s Statement of Additional Information.

Performance:  The bar chart below and table that follows will give you some idea of the risks involved in investing in the Fund by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of a market index.  The bar chart shows changes in the Fund’s performance from year to year and does not reflect the deduction of any sales charges applicable during those years.  If the effect of a sales charge was reflected, returns would have been lower than those shown.  The returns in the performance table include the effect of a sales charge.   As with all mutual funds, the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The predecessor to the Fund, the Dominion Insight Growth Fund, was reorganized into the Shepherd Large Cap Growth Fund which commenced operations on April 16, 2002. The Shepherd Large Cap Growth Fund changed its name to the Shepherd Fund in August 2008, to the Foxhall Global Trends Fund in December 2009, and subsequently changed its name to the Fairfax Global Trends Fund in September 2012.

Performance Bar Chart For Calendar Years Ended December 31

During the periods shown in the chart, the highest return for a quarter was 15.33% (quarter ended 6/30/03) and the lowest return for a quarter was -25.65% (quarter ended 9/30/11).

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (4/16/02)
Fairfax Global Trends Fund
Return Before Taxes	(19.88)%	(2.57)%	(0.53)%
Return After Taxes on Distributions (1)	(25.03)%	(3.85)%	(1.20)%
Return After Taxes on Distributions and Sale of Fund Shares (1)	(12.70)%	(2.85)%	(0.81)%
S&P 500 (2)	2.11%	(0.25)%	3.40%
Dow Jones Global Index TR(3)	(7.77)%	(1.50)%	5.18%

(1)

 After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

The S&P 500 ® Index is an unmanaged index generally representative of the performance of large companies in the United States stock market.  Index returns assume reinvestment of dividends.  Unlike the Fund’s returns, index returns do not reflect any fees or expenses; such costs would lower performance.  It is not possible to invest directly in an index.

(3)

The Dow Jones Global Index TRSM is a broad yet investable measure of the global stock market.  It targets 95% coverage of markets open to foreign investment.  The index currently tracks 42 countries, including 25 developed markets and 17 emerging markets. Index returns assume reinvestment of dividends.  Unlike the Fund’s returns, index returns do not reflect any fees or expenses; such costs would lower performance.  It is not possible to invest directly in an index.

Management:   Fairfax Global Markets, LLC is the Fund’s investment adviser.

Portfolio Management: Paul Dietrich, Director and President of Dominion Funds, Inc. is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Dietrich has been managing the Fund since April 2002.

Purchase and Sale of Fund Shares:   The minimum initial and subsequent investments are $1,000 and $100, respectively.  In its discretion, the Fund may allow investments for less than the minimum amounts.   In the case of purchases through the Automatic Investment Plan, the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, by mail (The Fairfax Global Trends Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska 68130), or by telephone (866-270-1222), or through a financial intermediary.

Tax Information:  The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.  Amounts distributed to you by an IRA, 401(k) plan or other tax-advantaged investment plan may be subject to tax and penalties at that time.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer of other intermediary and your salesperson to recommend the Fund over another investment.  Ask you r salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The investment objective of the Fund is growth of capital. The Fund’s investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY. Through the Advisor , the Fund will invest in a diversified portfolio of securities of companies worldwide and ETFs that meet the Fund's investment criteria. The Fund is actively managed and may invest anywhere globally in the U.S. and foreign markets but substantially outside the U.S. in ETFs, equities and bonds.  The Fund may invest in common stock, preferred stock and ADRs of companies listed on any of the U.S. stock exchanges, currencies of other countries, corporate bonds and municipal bonds of any duration and quality, bonds from other countries and U.S Treasury obligations of any duration.  The Advisor uses a “relative strength” approach to choosing investments, emphasizing a securities selection process favoring positions with potential for growth.

The Fund invests in a diversified asset allocation of countries, regions, sectors and industries. “Trends” means that the Fund invests in a diversified allocation of sectors and industries and when the Advisor believes that the markets are in a long-term uptrend the Fund will invest in securities of companies worldwide of all capitalizations, or through ETFs holding such companies, that the Advisor believes have potential for capital growth. However, the Fund may, when the Advisor believes the markets are in a downtrend, invest the portfolio predominantly or completely in certain fixed income securities including U.S. government securities, and ETFs that invest in such securities, and other investments that it believes may help to protect and preserve shareholder capital.

If, based on several technical market indicators, the Advisor believes the markets are in a sustained downtrend, the Fund may predominantly or completely invest in U.S. Treasury bills, bond ETFs, commercial paper of major global corporations or other investments at the discretion of the Advisor .. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective of growth of capital when it is so invested.

INVESTMENT SELECTION PROCESS. As the investment advisor, the Advisor makes the investment decisions for the Fund.

The Advisor will seek to invest in companies worldwide and ETFs that meet the requirements of the Advisor ’s “relative strength” approach to choosing investments, emphasizing a securities selection process favoring positions that have potential for growth.

The Fund’s Advisor may also utilize certain “values-based” non-financial investment analysis and screening that is intended to specifically seek out companies that support traditional family values and positive global values such as respect for human life and dignity, while avoiding industries and activities that do not support human life, and/or promote pornography, gambling, alcohol and tobacco production.  Such analysis and screening will not apply to potential and actual investments in ETFs.  The Advisor cannot guarantee that it will be successful in identifying such companies nor that it will be able to invest in them at a suitable price and quantity.  The Fund utilizes IW Financial to provide values based investment screening services.   Such analysis and screening will not apply to potential and actual investments in ETFs.

As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Advisor .. The Board of Directors may change any values-based investment criteria without shareholder approval.

The Fund may sell a security when the Advisor believes that it has identified a better investment opportunity.  The Fund may also sell a security if the issuing company engages in activities that are inconsistent with the Advisor ’s values-based screening criteria.

Principal Investment Risks

Equity Securities Risk.  Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other Fund. This means you may lose money.

Investing in ETFs. The Fund may invest in exchange-traded funds (“ETF”), including short or leveraged ETFs.  (See also “Derivatives Risks” below).  ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.  ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange.  ETFs have an additional underlying fee that will reduce performance by the amount of that fee.  An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies.  The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds:  (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Values Based Screening.   The Advisor cannot guarantee that it will be successful in identifying companies that will satisfy its values-based investment screening process nor that it will be able to invest in them at a suitable price and quantity.  The Fund utilizes IW Financial to provide values based investment screening services.  There can be no guarantee that firm will continue to make available such services or, if they did not, that a suitable replacement could be found.  Such analysis and screening will not apply to potential and actual investments in ETFs.

Portfolio Turnover Risk ..   The annual portfolio turnover rate is the number of times the Fund’s portfolio securities are replaced in a period of one year.   The Fund has experienced a high portfolio turnover rate of 438% and 494%for the fiscal years ended June 30, 2011 and 2012, respectively. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs that the Fund must pay, which may negatively impact the portfolio’s performance, and may result in accelerated realization of capital gains for federal income tax purposes.   The Advisor believes that high turnover is a function of the investment style of the Fund.  Portfolio holdings are realigned at least quarterly to reflect potentially more favorably performing asset classes, geographies and companies available

Temporary Defensive Strategy.    If the Advisor believes the markets are in a sustained downtrend, the Fund may predominantly or completely invest in U.S. Treasury bills, bond ETFs, commercial paper of major global corporations or other investments at the discretion of the Advisor .. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective of growth of capital when it is so invested. The Advisor may invest all of the Fund’s capital in such investments.

Call Risk.   Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Risk.   Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due, or otherwise default on its obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

·

Derivatives Risks.    The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will default and not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, for certain instruments which losses are potentially unlimited. Finally, the Fund may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

The Fund may invest in leveraged ETFs, which are exchange-traded funds (ETFs) that use financial derivatives and debt to amplify the returns of an underlying index.  These funds aim to keep a constant amount of leverage during the investment time frame, such as a 2:1 or 3:1 ratio.  Leveraged ETFs aim to deliver a stated multiple of the index return (or in some cases a multiple of the inverse of the return on that index) on a daily basis, which means that holding the leveraged ETF longer than a day, especially when the index has large ups and downs, can lead to unexpectedly negative results because of the daily rebalancing.  Whenever the index declines, a leveraged ETF sells its exposure to the index and reduces its debt level in order to maintain its target leverage ratio. This locks in losses and reduces the leveraged ETF’s asset base, making it much harder to recover gains in the next market upturn.  Furthermore, leveraged ETFs have interest costs, transaction costs, expenses, and costs of capital. These costs reduce returns.

Emerging Markets Risk.  The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign Securities Risks.  Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks that may not be present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk.  The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk.   Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

Small Cap and Emerging Growth Securities Risk.  Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Money Market Instruments. When the Advisor does not believe that the markets are in a long-term uptrend, the Fund may invest in money market instruments. In fact, the Advisor may invest the entire Fund in such instruments.  Holding cash or cash equivalents could reduce the benefit from any upswing in the market. Among the cash equivalents in which the Fund may invest are: obligations of the U.S. Government, its agencies or instrumentalities (U.S. Government Securities; U.S. Treasury Bills); commercial paper; and repurchase agreements, money market mutual funds, and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s SAI, Annual and Semi-Annual Reports and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The SAI and Form N-Q are also available by contacting the Fund at (866) 270-1222.

MANAGEMENT

THE ADVISOR

Pursuant to an Investment Advisory Agreement, dated November 2, 2012, the Advisor, Fairfax Global Markets, LLC, provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, the Advisor is entitled to an annual fee of 1.0% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement will be available in the Fund’s next annual and  semi-annual reports to shareholders   The Advisor is located at 2 West Washington Street, Middleburg, VA 20118.

Previously, pursuant to an Investment Advisory Agreement, Foxhall Capital Management, Inc. (“Foxhall”), provided the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, Foxhall received an annual fee of 1.0% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. For the fiscal years ended June 30, 2011 and June 30, 2012, Foxhall received a fee at the rate of 0% of the Fund’s average daily net assets. The Investment Advisory Agreement with Foxhall was terminated on April 5, 2012 when the Fund’s Board of Directors approved the appointment of Washington Asset Management II, LLC (“Washington”) as adviser to the Fund.  On or about July 2, 2012, the Board of Directors voted to terminate the Washington advisory agreement.   For the fiscal year ended June 30, 2012, Washington received a fee at the rate of 0% of the Fund’s average daily net assets ..  Mr. Dietrich , in his capacity as president of the Dominion Funds, Inc., managed the Fund’s assets from July 2, 2012 until November 2, 2012.

The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. Subject to their authority, the Advisor is responsible for supervising the Fund’s investments and for conducting its investment program, and in connection therewith performing or causing to be performed by others the following services: (i) furnishing to the Fund investment advice and recommendations, and (ii) supervising the purchase and sale of securities as directed by appropriate Fund officers.

PORTFOLIO MANAGERS

Paul Dietrich, who is the Chairman and President of Dominion Funds, Inc., is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dietrich has been managing the Fund’s portfolio since April 2002.  Mr. Dietrich is also the CEO and Chief Investment Officer of Fairfax Global Markets, LLC.  Mr. Dietrich was previously the CEO and Chief Investment Officer of Foxhall Capital Management Inc. from 1999 to 2012, and was President and CEO of Eton Court Asset Management, Ltd. (parent company of Foxhall Capital Management).  Mr. Dietrich is an international corporate attorney and has been an advisor on privatization and economic development issues to the World Bank, as well as several governments in Asia, Eastern Europe and the former Soviet Union. The Statement of Additional Information provides additional information about the Advisor ’s compensation, other accounts managed, and ownership of shares in the Fund.

ADMINISTRATOR and TRANSFER AGENT

The Administrator and Transfer Agent is Gemini Fund Services, LLC ("GFS" or the "Administrator" or "Transfer Agent"). GFS is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.  The Administrator’s offices are located at 450 Wireless Blvd., Hauppauge, New York 11788.

GFS provides administrative and regulatory services to the Fund. It supervises the preparation of the Fund's tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Fund’s Board of Directors. GFS' transfer agency service is located at 17605 Wright Street Suite 2, Omaha, Nebraska  68130.

DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor"), an affiliate of GFS, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund's shares. The Distributor is located at 17605 Wright Street Suite 2, Omaha, Nebraska  68130.

In addition to the fees to be paid to the Administrator, the Fund pays all broker commissions in connection with its portfolio transactions.

RULE 12b-1 FEES. The Board of Directors of the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution and shareholder services. The Fund may pay the Distributor or dealers up to 0.40% per year of its average daily net assets for the distribution and shareholder servicing activities. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges

PURCHASE OF SHARES

Shares are offered through members of the Financial Industry Regulatory Authority (“FINRA”), who are acting as securities dealers (“dealers”) and through FINRA members or eligible non- FINRA members who are acting as brokers or agents for investors (“brokers”). Purchases are effective at the next determined net asset value after the purchase order and accompanying payment of the public offering price for shares are received by the Fund (except as described below under “Investment by Telephone”). Brokers and dealers are responsible for promptly transmitting orders to the Transfer Agent. The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. The minimum initial and subsequent investments are $1,000 and $100, respectively.  In its discretion, the Fund may allow investments for less than the minimum amounts. In the case of purchases through the Automatic Investment Plan (see “Automatic Investment Plan”), the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100. All orders to purchase shares are subject to acceptance by the Fund, are not binding until so accepted, and are subject to ultimate collectability of funds. The Fund ordinarily will not open an account unless the tax identification or social security number of the beneficial owner has been provided on the application to the Fund or is otherwise certified by the authorized dealer through which an account may be opened. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing Fund shareholders.

Before purchasing shares, please note:

•

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

•

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

•

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.

•

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

Customer orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee.

PUBLIC OFFERING PRICE. The public offering price is the net asset value per share determined at the close of business of the New York Stock Exchange next occurring after the purchase order and accompanying payment for the shares are received by the Fund, plus the applicable sales charge. The net asset value per share is determined in the manner described below (see “Net Asset Value”).

NET ASSET VALUE. The net asset value of Fund shares is determined once daily as of the close of business of the New York Stock Exchange (the “Exchange”) each day the Exchange is open, and at such other times as the Fund may determine. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value. Securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Board of Directors. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in the Fund at a time it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

CONFIRMATIONS.   After every account transaction, a shareholder receives a statement showing the details of the transaction and the number of shares held. Shares purchased are in non-certificated form.

INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS.  Shares of the Fund are available for purchase in connection with certain types of retirement plans, including:

•	Simplified Employee Pension Plans (SEPs) for employees.

•	Qualified plans for self-employed individuals.
•	Qualified corporate pension and profit sharing plans for employees.

The purchase of shares of the Fund may be limited by the plans’ provisions and does not itself establish such plans. Shareholders considering purchasing any Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum investment of $100 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

INVESTMENT BY TELEPHONE. Once an account has been established, you may purchase additional shares by telephone by calling (866) 270-1222.  To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the Exchange on that day. Payment for shares ordered in this way must be received by the Fund’s transfer agent within three business days after receipt of the order. In order to make sure that payment is received on time, shareholders are required to remit payment by wire or electronic funds transfer. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder’s account to compensate the Fund for any decline in the value of the purchased shares.

ACH PAYMENTS.  Instruct your financial institution to make an ACH payment to us.  These payments typically take two days.  Your financial institution may charge you a fee for this service.

WIRES.  Call the Fund at (866) 270-1222 to receive wiring instructions and to notify the Fund that a wire transfer is coming.  Your financial institution may charge you a fee for this service.

LIMITATIONS ON PURCHASES.  The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.  This includes those from any individual or group, who, in the Fund’s view, is likely to engage in excessive trading.  Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares.

CANCELED OR FAILED PAYMENTS.  The Fund accepts checks and ACH transfers at full value subject to collection.  If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled.  You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. The Fund’s Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.   If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared.  This could take up to 15 calendar days from the purchase date.  The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.  If your purchase is cancelled due to non-payment, you will be responsible for any loss the Fund incurs.  Cash or third-party checks will not be accepted for the purchase of shares.

ANTI-MONEY LAUNDERING INFORMATION. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at (866) 270-1222 if you need additional assistance when completing your Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

The Fund refrains from selling shares to any person residing in a country other than the United States of America. Additionally, in its discretion, the Fund may refuse to allow a person to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing.

REDEMPTION OF SHARES

REDEMPTIONS BY MAIL. Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. To redeem shares by mail, send a written redemption request in proper form to the Fairfax Global Trends Fund c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska  68130.

A written redemption request in proper form includes the following information:

• Your name(s) and signatures(s);

• The name of the Fund and your account number;

• The dollar amount or the number of shares you want to redeem;

• How and where to send your proceeds; and

• A Medallion Signature Guarantee.

Medallion signature guarantees are not required for redemptions of $10,000 or less, so long as payment is to be sent to the shareholder of record at the address of record. A Medallion signature guarantee will be required if the redemption proceeds (regardless of amount) are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request. Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations ) ..  If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption will be required before the request for redemption is accepted, including redemptions under $10,000. For additional information, shareholders may call the Fund’s Transfer Agent at Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska  68130, (866) 270-1222.

REDEMPTIONS BY TELEPHONE. All shareholders have telephone transaction privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund’s Transfer Agent at Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska  68130, (866) 270-1222. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning the Fund at (866) 270-1222. To receive the net asset value for a specific day, a telephone redemption request must be received before the close of the Exchange on that day. As discussed above, the signature of a redeeming shareholder must be Medallion signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption proceeds: exceed $10,000; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request.

All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the Fund and its transfer agent may require the shareholder placing the order to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent assumes responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption at any time, although shareholders of the Fund will be given at least 60 days’ prior notice of any termination or material modification. The Fund may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within seven days after receipt by the Fund of a properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within seven days following the request for redemption.

The value of Fund shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s net assets at the time of redemption. Shares are normally redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under the heading “Redemption of Shares”. Redemption proceeds are sent regular first class mail, or can be sent via overnight “express” mail (such as Federal Express), if requested, for a $20 service charge. A shareholder can pay the $20 by check or simply request that the charge be deducted from his account or the proceeds of such redemption. The Transfer Agent can only provide this service when mailing to street addresses.

A shareholder may request that payment for redeemed shares of the Fund be made by wire transfer. Shareholders may elect to use this service on the account application or by providing the Fund with a Medallion signature guaranteed letter requesting this service and designating the bank to receive all wire transfers. A shareholder may change the predesignated bank of record by providing the Fund with written Medallion signature guaranteed instructions. Wire transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer will be transmitted to the shareholder’s predesignated bank account on the next business day after receipt of the shareholder’s redemption request. There is a $15 fee for each wire payment for shares redeemed by the Fund.

If shares have been purchased by check or other means that are subject to final collection, the Fund does not make redemption proceeds available until such purchase has cleared the shareholder’s bank, which could take up to 15 days. In addition to the foregoing restrictions, no redemption payment can be made for shares that have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares will be priced at the net asset value next determined after receipt of the request.

Redemption may be suspended or payment postponed during any period in which the Exchange is closed (except on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the Securities and Exchange Commission permits such suspension.

REINVESTMENT PRIVILEGE.  An investor who has redeemed all or part of his shares of the Fund may reinvest all or part of the redemption proceeds, without a sales charge, if he sends a written request to the Fund or its transfer agent not more than 30 days after his shares were redeemed. The redemption proceeds will be so reinvested on the basis of the net asset value of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by an investor upon redemption of his shares of the Fund. Any gain recognized as a result of such redemption will be taxable; if redemption resulted in a loss and reinvestment is made in shares of the Fund, the loss will not be recognized.

SMALL ACCOUNTS. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500 ($250 for UGMA and IRA accounts), and the account reflects no purchases of shares, other than through reinvestments of dividends or capital gains, during the 60 days prior to the mailing of the notice of intent to redeem. The Fund will give written notice of intent to redeem 60 days prior to any such redemption. During the 60-day period following mailing of such notice, such notified shareholder may increase the value of his account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will not be sent to shareholders earlier than 24 months after establishment of an account.  The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account’s market value.

AUTOMATIC REDEMPTION.  If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment.  Automatic requests must be for at least $100.  To set up periodic redemptions automatically, call or write for an “Automatic Redemption” form.  The completed form and a voided check for the account into which you would like the redemption proceeds deposited must then be send to the Fairfax Global Trends Fund c/o Gemini Fund Services, LLC, PO Box 541150, Omaha, Nebraska  68154-1150.

TRANSFERRING REGISTRATION.  Please contact Gemini Fund Services, LLC at (866) 270-1222 or by writing to the Fairfax Global Trends Fund, c/o Gemini Fund Services, LLC, PO Box 541150, Omaha, Nebraska  68154-1150 for instructions on how to transfer your shares to another owner.

LOST ACCOUNTS.  The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund.  In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

MARKET TIMING.  Frequent trading into and out of the Fund may harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Policy.”  Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Policy.

If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  At the request of the Advisor , the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTIONS AND TAXES

DISTRIBUTION PAYMENT POLICY. The Fund intends to pay dividends at least annually out of substantially all of its investment income (minus certain required adjustments) and to make distributions at least annually of any “net capital gains”. Distributions reflecting capital gains realized during each fiscal year ended June 30 normally will be declared and paid in the subsequent fiscal year. The Fund expects that its distributions will consist primarily of capital gains.

Checks will be made payable and sent by first class mail to each shareholder’s address of record unless otherwise requested on the application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund will be reinvested for such shareholder’s account in full or fractional shares at the net asset value next computed after the check has been received by the transfer agent. To reduce costs to the Fund, checks outstanding and uncashed (“stale”) for over 180 days may be “stop-paid” and reinvested back into the account from which they were paid at the discretion of the Fund.

REINVESTMENT OF DISTRIBUTIONS. All income dividends and capital gains distributions, if any, will be reinvested automatically in additional shares of the Fund at the net asset value per share determined as of the next business day following the record date for each investor who does not elect on his account application to receive dividends and capital gains in cash. Checks for cash dividends and distributions and reinvestment confirmations are usually mailed to shareholders within ten days of the record date. Shareholders may change their option any time before the record date of any distribution by writing to the Fund’s transfer agent at Gemini Fund Services, LLC, PO Box 541150, Omaha, Nebraska  68154-1150, (866) 270-1222.

TAX INFORMATION. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on the income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders provided that the Fund meets the requirements under the Code for a corresponding capital gains dividend paid deduction. As a Texas corporation, the Fund will not be subject to any corporate franchise taxes in Texas as long as it qualifies as an open-end investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Distributions of the Fund’s net investment income are taxable to shareholders (other than those exempt from income tax) as ordinary income whether received in shares or in cash, except to the extent attributable to “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains. Currently, this maximum rate is set at 15%. Distributions of dividend income that are not of “qualified dividend income” under the Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Fund’s net capital gains (“capital gains dividends”) are taxable to shareholders (other than those exempt from income tax) as long-term capital gains whether received in shares or in cash and regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year.

To the extent that dividends paid by the Fund are attributable to certain types of dividends it receives on its investment assets, dividends paid by the Fund will qualify for the dividends received deduction for corporations.

Redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes. Redeeming shareholders recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss is a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less is be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares. An exchange of shares pursuant to the Fund’s exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes.

For most types of accounts, the transfer agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service (“IRS”) annually. Shareholders should keep regular account statements to use in determining the gain or loss on the sale of Fund shares.

Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. Although dividends generally are treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year are treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders are treated as having received such dividends in the taxable year in which the distribution is actually made.

Statements as to the tax status of each shareholder’s dividends and distributions are mailed annually. Each shareholder will also receive, as applicable, various written notices after the close of the Fund’s taxable year (i.e., after each June 30th) with respect to certain dividends or distributions that were paid by the Fund to its shareholders during the Fund’s prior taxable year.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences to them of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

SHAREHOLDER SERVICES AND REPORTS

Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska  68130, (866) 270-1222, transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. When an initial investment is made in the Fund, an account will be opened for each shareholder on the Fund’s books and shareholders will receive a confirmation of the opening of the account. Shareholders receive quarterly statements giving details of all activity in their account and also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

Shareholders receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders’ meetings, if any. The Fund is a series of Common Stock, $.00l par value per share, of Dominion Funds, Inc., a Texas corporation formed on June 5, 1992. The Fund’s operations are governed by Articles of Incorporation, a copy of which is on file with the Secretary of State of Texas. The Fund is managed by its Board of Directors pursuant to the Articles of Incorporation. The Articles of Incorporation permit the Board of Directors to issue an unlimited number of shares of Common Stock with respect to the Fund. To date, the Fund is the only series of capital stock of the Company, although the Board of Directors is empowered to designate other series. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or Texas corporate law. A meeting will be called for the election of directors upon the written request of holders of 10% of the Fund’s outstanding shares. Shareholders have neither preemptive rights nor cumulative voting rights. The Company will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund and the Company is set forth in the Statement of Additional Information.

Any inquiries by shareholders relating to the Fund may be made by calling or writing the Fairfax Global Trends Fund , c/o Gemini Fund Services LLC, at PO Box 541150, Omaha, Nebraska  68154-1150 or by telephone at (866) 270-1222.

Fairfax Global Trends Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$ 5.38	$ 4.23	$ 4.12	$ 5.06	$ 5.00

Income (Loss) From Investment Operations:
Net investment loss (a)	(0.01)	(0.02)	(0.06)	(0.02)	(0.04)
Net gain (loss) from securities
(both realized and unrealized)	(1.69)	1.17	0.17	(0.92)	0.10
Total from investment operations	(1.70)	1.15	0.11	(0.94)	0.06

Distributions to shareholders	(0.73)	-	-	-	-

Net Asset Value, End of Period	$ 2.95	$ 5.38	$ 4.23	$ 4.12	$ 5.06

Total Return (b)	(32.12)%	27.19%	2.67%	(18.58)%	1.20%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,834	$ 8,432	$ 7,524	$ 7,588	$9,322
Ratio of expenses, excluding interest expense,
to average net assets,
before reimbursement	3.16%	4.63%	4.32%	2.66%	2.25%
net of reimbursement	2.25%	2.17%	1.97%	2.17%	-
Ratio of expenses, including interest expense,
to average net assets,
before reimbursement	3.16%	4.63%	4.32%	2.68%	2.27%
net of reimbursement	2.25%	2.17%	1.97%	2.19%	-
Ratio of net investment loss to
average net assets	(0.38)%	(0.49)%	(1.28)%	(0.47)%	(0.86)%
Portfolio turnover rate	494%	438%	756%	233%	309%
_______________________________________

a)

Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

b)

Total Returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain

distributions, if any.  Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.   Sales load is not reflected in total return.

PRIVACY NOTICE
FACTS		WHAT DOES DOMINION FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dominion Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dominion Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-270-1222

Who we are
Who is providing this notice?	Dominion Funds, Inc.
What we do
How does Dominion Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dominion Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Dominion Funds, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Dominion Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Dominion Funds, Inc. does not jointly market.

Adviser Fairfax Global Markets, LLC 2 West Washington Street, Middleburg, VA 20118	Transfer Agent Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, Nebraska 68130 (866) 270-1222	Distributor Northern Lights Distributors, LLC 17605 Wright Street Suite 2 Omaha, Nebraska 68130 (402) 493-1731
Administrator Gemini Fund Services, LLC, 450 Wireless Blvd. Hauppauge, NY 11788 (631) 470-2600	Independent Registered Public Accounting Firm Sanville & Company 1514 Old York Road Abington, PA 19001	Legal Counsel Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Custodian Union Bank, NA 350 California Street, 6th Floor San Francisco, CA 94104

STATEMENT OF ADDITIONAL INFORMATION (“SAI”). The SAI contains more details on other aspects of the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

ANNUAL and SEMI-ANNUAL SHAREHOLDER REPORTS. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain free copies of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and SAI, or to request other information about the Fund or make shareholder inquiries, contact the Fund:

 Fairfax Global Trends Fund

c/o Gemini Fund Services, LLC

17605 Wright Street Suite 2

Omaha, Nebraska  68130

(866) 270-1222

The Fund’s Prospectus, SAI, Annual and Semi-Annual reports and other related materials are also available on the SEC’s Internet Web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the Fund’s Prospectus and SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC’s Public Reference Room.  The Fund’s Prospectus is

also available at:  www.fairfaxfunds.com (the Fund does not make available its SAI or shareholder reports through its Web site because it is not cost effective to do so so).

SEC file number 811-6727

DOMINION FUNDS, INC.

c/o Gemini Fund Services LLC

17605 Wright Street Suite 2

Omaha, NE  68130

FAIRFAX GLOBAL TRENDS FUND

Ticker:  DOIGX

STATEMENT OF ADDITIONAL INFORMATION

November 1 , 2012

This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated October 29, 2012.  A copy of the Prospectus may be obtained by sending your request in writing to Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, NE  68130 or by calling toll free at (866) 270-1222.

Fairfax Global Trends Fund (the “Fund”) is a diversified open-end investment company whose investment objective is growth of capital.  The Fund is actively managed and may invest anywhere globally in the U.S. and foreign markets but substantially outside the U.S. in exchange traded funds (ETFs), equities and bonds. The Fund invests in a diversified asset allocation of countries, regions, sectors and industries. “Trends” means that the Fund invests in a diversified allocation of sectors and industries, and when Fairfax Global Markets, LLC. (the “Advisor”) believes that the markets are in a long-term uptrend, the Fund will invest in securities of companies worldwide of all capitalizations, or through ETFs holding such companies, that the Advisor believes have a potential for capital growth. The Fund may, when the Advisor believes that the markets are in a downtrend, invest the portfolio predominantly or completely in certain fixed income securities including U.S. government securities, and ETFs that invest in such securities, and other investments that it believes may help to protect and preserve shareholder capital.   The Fund’s Advisor may also utilize certain “values-based” non-financial investment analysis and screening that is intended to specifically seek out companies that support traditional family values and positive global values.  Screening will include but not be limited to issuers involved in adult entertainment, abortion services, embryonic stem cell research, gambling operations and the manufacturing of alcohol and tobacco.  Such analysis and screening will not apply to potential actual investments in ETFs.

FAIRFAX GLOBAL TRENDS FUND

STATEMENT OF ADDITIONAL INFORMATION

THE FUND AND THE COMPANY

The Fund is an open-end diversified management investment company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the “Company”), which was formed as a Texas corporation on June 5, 1992. Pursuant to a Plan of Reorganization, the Dominion Insight Growth Fund was reorganized into the Shepherd Large Cap Growth Fund which commenced operations on April 16, 2002. Since inception in 1992, the Dominion Insight Growth Fund primarily invested in mid-cap growth and technology stocks.  Beginning October 1, 2001, the Fund’s investment advisor restructured the investment portfolio to focus on large-cap growth stocks that meet certain Values-Based screens. Thus the above performance results for the Fund for periods prior to October 1, 2001 reflect the performance of the Dominion Insight Growth Fund’s previous investment strategy of investing in mid-cap growth and technology stocks.  The Fund changed its name from Dominion Insight Growth Fund to Shepherd Large Cap Growth Fund in April 2002, to the Shepherd Fund in August 2008, to the Foxhall Global Trends Fund in December 2009, and then to the Fairfax Global Trends Fund in 2012.

The Articles of Incorporation of the Company permit the Board of Directors of the Company to designate one or more series of common stock, each series to have such relative rights and privileges as the Board of Directors shall determine. The only series currently designated is the Fund. The directors are also empowered by the Articles of Incorporation to designate additional series and issue shares with respect thereto. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. Shares of the Fund are fully paid and non-assessable when issued and share equally in dividend and other distributions of the Fund, and in the event of liquidation are entitled to receive equal shares of the net assets of the Fund. The Fund does not contemplate holding regular meetings of shareholders to elect directors or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of directors by a vote of a majority of the shares present and voting at such meeting.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

INVESTMENT POLICIES AND RESTRICTIONS

As stated in the Prospectus, the Fund’s investment objective is growth of capital. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund’s investment objective may not be changed by the Board of Directors without shareholder approval. The Prospectus discusses the types of securities in which the Fund invests. The following discussion of investment restrictions supplements that set forth in the Prospectus.

Through the Advisor , the Fund will invest in a diversified portfolio of securities of companies worldwide and ETFs that meet the Fund’s investment criteria. The Fund is actively managed and may invest anywhere globally in the U.S. and foreign markets by substantially outside the U.S. in ETFs, equities and bonds. The Fund may invest in common stocks, preferred stock and ADRs of companies listed on any of the U.S. stock exchanges, currencies of other countries, corporate bonds and municipal bonds of any duration and quality, bonds from other countries and U.S. Treasury obligations of any duration.

The Fund invests in a diversified asset allocation of countries, regions, sectors and industries. “Trends” means that the Fund invests in a diversified allocation of sectors and industries, and when the Advisor believes that the markets are in a long-term uptrend, the Fund will invest in securities of companies worldwide of all capitalizations, or through ETFs holding such companies that the Advisor believes have a potential for capital growth. The Fund may, when the Advisor believes that the markets are in a downtrend, invest the portfolio predominantly or completely in

2

certain fixed income securities including U.S. government securities, and ETFs that invest in such securities, and other investments that it believes may help to protect and preserve shareholder capital. If, based on several technical market indicators, the Advisor believes the markets are in a sustained downtrend, the Fund may predominantly or completely invest in U.S. Treasury bills, bond ETFs, commercial paper of major global corporations or other investments at the discretion of the Advisor .. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective of growth of capital when it is so invested. The Advisor may invest all of the Fund’s capital in such investments.

The Advisor uses a “relative strength” approach to choosing investments, emphasizing a selection process favoring positions with potential for growth. The Advisor may also utilize certain  “values based” non-financial investment analysis that is intended to specifically seek out companies that support traditional family values and positive global values such as respect for human life and dignity, while avoiding industries and activities that do not support human life, and/or promote pornography, gambling, alcohol and tobacco production. Such analysis and screening will not apply to potential and actual investments in ETFs.

As indicated in the Prospectus, the Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Without such shareholder approval, the Fund may not:

1.

Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2.	Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.
3.	Change the Fund’s investment objective.
4.

Purchase or sell real estate or other interests (including limited partnership interests) in real estate, except that the Fund may purchase or sell securities of issuers that invest or deal in real estate provided such securities are readily marketable.

5.

Write, purchase or sell put options, straddles, spreads or combinations thereof or deal in commodities, or write, purchase or sell call options unless the conditions imposed by Rule 260.140.85(b)(1) of the California Blue Sky Regulations are met.

6.	Make loans (the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities is not considered to be a loan).
7.	Purchase securities on margin or sell short.
8.	Borrow money, except that, as a temporary measure for extraordinary or emergency purposes, and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets.
9.	Mortgage or pledge any security owned or held by the Fund, except in connection with item number 8 above.
10.	Participate on a joint or a joint and several basis in any trading account in securities.
11.	Invest in companies for the purpose of exercising control of management.
12.

Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

13.

Purchase or retain the securities of any issuer if those officers and directors of the Fund, its investment advisor or affiliates owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14.

 Purchase any interests in oil, gas or other mineral leases or development or exploration programs, except that the Fund may purchase or sell securities of issuers that invest in or deal in oil, gas or minerals.

3

15.

 Purchase investments that are not readily marketable, including securities and other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation, if such investments exceed 15% of net assets at the time of purchase.

16.	Issue senior securities.
17.	Purchase or sell commodities or commodity contracts including futures contracts.

Portfolio Turnover.  The Fund has experienced a high portfolio turnover rate of 438% and 494% for the fiscal years ended June 30, 2011 and 2012, respectively.  The Advisor believes that high turnover is a function of market volatility and the investment style of the fund.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use, and the risks and considerations associated with those investments and investment strategies.

Borrowing and Leverage. The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions, and to the extent that the Investment Company Act of 1940, as amended, and its rules and regulations permit.  The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign Investment Risks

Foreign Market Risk. Securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each

4

day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund will generally hold its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase

5

of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Investment in Emerging Markets.  The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

6

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such Fund. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks.  In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in

7

certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an

8

investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if the Fund may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies.  The Fund may invest in other investment companies, including exchange traded funds, in accordance with the Investment Company Act.   As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

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While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of

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nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries.  The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Advisor may seek to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries.  Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the

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allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities.

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Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  Increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Money Market Instruments.  When the Advisor does not believe that the markets are in a long-term uptrend, the Fund may invest in money market instruments.  In fact, the Advisor may invest the entire Fund in such instruments.  Holding cash or cash equivalents could reduce the benefit from any upswing in the market.  Among the cash equivalents in which the Fund may invest are:  obligations of the U.S. Government, its agencies or instrumentalities (U.S. Government Securities; U.S. Treasury Bills); commercial paper; and repurchase agreements, money market mutual funds, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The investment advisor and the Fund are subject to portfolio holdings disclosure policies. These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Fund holds. The Fund’s policy is to not disclose information about portfolio securities prior to furnishing such information to shareholders pursuant to its regular semi-annual shareholder reports or filing of such information with the Securities and Exchange Commission. This portfolio holdings disclosure policy has been approved by the Fund’s Board of Directors. Accordingly, the Fund discloses its portfolio holdings at the same time to all persons; everyone has the same timely disclosure of the holdings with respect to any other person; neither the Fund, its investment adviser, nor any other party may receive compensation or other consideration connection with the disclosure of information about portfolio securities; there is no need to allow an individual to authorize disclosure; and there is no need for Board oversight. In addition, there are no ongoing arrangements to make available information about the Fund’s portfolio securities to any person.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov , and by phoning the Fund at (866) 270-1222.

Pursuant to the Fund’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•

The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•

The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including without limitation the Fund’s Board of Directors, attorneys or accountants who are subject to confidentiality provisions or have a duty of confidentiality;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•	The disclosure is made with the prior written approval of the Fund’s President upon such terms and conditions deemed appropriate.

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MANAGEMENT AND ADVISORY SERVICES

Investment Advisor ..   As stated in the Prospectus pursuant to an Investment Advisory Agreement, the Advisor, Fairfax Global Markets, LLC, provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of securities on behalf of the Fund.  For such services, the Advisor is entitled to a fee of 1.00% of the Fund’s average daily net assets, computed daily and paid on a monthly basis.  The Advisor is located at 2 West Washington Street, Middleburg, VA  20118.  The Advisor was registered as an investment adviser in June 2012.  Paul Dietrich is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Dietrich has been the Fund’s Portfolio Manager since its inception in 2012.  Mr. Dietrich is an international corporate attorney and has been an advisor on privatization and economic development issues to the World Bank, as well as several governments in Asia, Eastern Europe and the former Soviet Union.

Pursuant to an Operating and Expense Limitation Agreement with the Company, the Advisor has contractually agreed to reimburse the Fund to the extent necessary to limit total annual Fund operating expense (excluding Acquired Fund Fees and Expenses, brokerage fees and commissions, borrowing costs, taxes and extraordinary expenses such as litigation) to an annual rate of 2.25% of the Fund’s average daily net assets.  The Operating and Expense Limitation Agreement remains in effect until May 1, 2013 and shall automatically continue for successive renewal terms of one years each, unless terminated at the end of the current term by either party upon 30 days written notice.  The Operating and Expense Limitation Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 60 days prior written notice to the Advisor.  The Advisor retains the right to receive reimbursement of any excess expense payments paid by it pursuant to the Operating and Expense Limitation Agreement in future years on a rolling three year basis, if such reimbursement can be achieved without exceeding the current expense limitation.

From November 1, 1999 through April 5, 2012 Foxhall Capital Management, Inc. (“Foxhall”) provided investment advisory services to the Fund pursuant to an- Advisory Agreement.  During its tenure as investment advisor, Foxhall supervised the Fund’s investments and conducted the Fund’s investment program. The Advisory Agreement required Foxhall to perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, and (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers. For such services Foxhall received an annual investment advisory fee equal to 1.0% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The Fund incurred fees payable to the Advisor in the amounts of $79,971, 79,495 and $135,951, respectively, for the fiscal years ended June 30, 2010, 2011 and 2012.

PORTFOLIO MANAGEMENT

Paul Dietrich, Chairman and President of the Company (the “portfolio manager”), is primarily responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding other accounts managed by Mr. Dietrich as of August 31, 2012:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0

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Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	1,692	113,894,097	0	0

Portfolio Manager Compensation:   The Fund’s Portfolio Manager is compensated by the Advisor and not by the Fund.  Compensation generally consists of a share of the profits earned by the Advisor, base salary, bonus, and various long-term incentive compensation vehicles, if eligible.  In addition, the Por t folio Manager is eligible for the standard retirement benefits and health and welfare benefits available to all the Advisor’s employees.

The method used to determine compensation for managing the Fund and managed accounts is generally the same. The Portfolio Manager is entitled to share in profits earned by the Advisor, if any, as determined by the performance of the Advisor’s overall business. The Portfolio Manager’s base salary is determined by the Portfolio Manager’s experience and performance in the role, taking into account the Advisor’s analysis of current industry compensation norms and market data to ensure that the Portfolio Manager is paid a competitive base salary. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

The Portfolio Manager’s bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund managed by the Portfolio Manager relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio of the Fund. The performance factor depends on how the Portfolio Manager performs relative to the Fund’s benchmark and the Fund’s peer group, over one year and three-year time periods. While the performance of other accounts managed by the Portfolio Manager is taken into consideration, because all accounts managed by the Portfolio Manager are managed in a similar manner, performance of the Fund managed by the Portfolio Manager is considered to be the most reliable proxy for a Portfolio Manager’s overall performance. Additional factors include the Portfolio Manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Portfolio Manager Ownership of Fund Shares: The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager as of the fiscal year ended June 30, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Paul Dietrich	$1-$10,000

Conflicts of Interest. As indicated in the table above, the portfolio manager also performs investment advisory services for individual and institutional accounts (the “private accounts”). Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by the portfolio manager, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of the portfolio manager to be equitable to each.  The portfolio manager does not anticipate that any material conflicts, such as trading allocation or trading ahead, will arise out of Mr. Dietrich’s management of the Fund and other accounts.

The Fund has adopted a Code of Ethics. The Code of Ethics of the Fund does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from purchasing any security within 15 days before or after the sale by the Fund of such security, or selling any security within 15 days before or after the purchase by the Fund of such security, if he or she is aware of

15

the purchase or sale by the Fund. The Distributor has adopted a Code of Ethics prohibiting its personnel from taking advantage of any inside information as a result of its arrangement with the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND EXECUTIVE OFFICERS.  The business of the Fund is managed under the direction of the Board of Directors of Dominion Funds, Inc. (the “Board”). The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.  The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Texas in this regard.

Director Qualifications.  Generally, the Fund believes that each Director is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Dietrich is the Chairman and President of the Company.  He is also President of Foundation Management, Inc. From 1999 to April 2012 Mr. Dietrich was the President and CEO of Eton Court Asset Management, Ltd.  Mr. McMillen has worked in financial services for many years including serving as CEO of Washington Capitol Advisors since 2003 and Vice Chairman  of Fortress International  from January, 2007 to August 2008.  He has been Chief Executive Officer and Chairman of the Board of Homeland Security Capital Corporation from August, 2005 to the present.  Mr. Lee is an experienced business executive who founded two companies, 21 Causes, where he has worked from June, 2006 to the present, and Riverbend Capital Group, where he worked from July, 2003 to September, 2006.  The Board has determined that each of the Directors’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors to effectively participate in and contribute to the Board’s functions and oversight of the Fund.  The Fund does not believe any one factor is determinative in assessing a Director’s qualifications, but that collective experience of each Director makes them highly qualified.

Board Leadership Structure.  The Fund is led by Mr. Mr. Dietrich.  Mr. Dietrich is an interested person.  The Board of Directors is comprised of Mr. Dietrich and two independent directors (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act).  The Fund does not have a Lead Independent Director, but governance guidelines provide that Independent Directors will meet in executive session at each Board meeting.  Under the applicable By-Laws and governance guidelines, the President is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Fund believes that its Chairman/President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight. The Directors have determined that its leadership structure allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund's affairs. While day-today risk management functions are assumed by the portfolio manager and other Fund service providers, the Board of Directors  is responsible for overseeing risk management. The Directors regularly receive reports regarding investment risks and compliance risks. The  Board  considers these risks and their potential impact on the Fund and engages in discussions  concerning risk management with the Fund’s portfolio manager and its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting  risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  The Board has a standing Audit Committee which is composed of each of the independent Directors of the Company.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include:  recommending which firm to engage as the Company’s independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Company’s independent auditor to the Fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Directors; reviewing the results of each external audit, including any related management letter and other written communications submitted by the auditor

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in connection with the audits of financial statements and internal controls of the Fund and the portfolio manager’s responses; reports submitted to the Committee by the  Company’s Administrator concerning the internal controls and performance of the Administrator; reviewing the Company’s audited financial statements; reviewing changes regarding auditing and accounting principles and practices; and other audit related matters.  Mr. McMillen and Mr. Lee currently serve as members of the Audit Committee.  The Audit Committee met once during the fiscal year ended June 30, 2011.

The following information is provided with respect to the directors and officers of the Company:

Interested Directors *

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years	Number of Funds Overseen
Paul Dietrich * 35 Old Tavern Road 2nd Floor Orange, CT 06477 22314 Age:63	Chairman, President, Director	Indefinite term; Director since 2001; Chairman since 2002; President since 2003	CEO and President of Fairfax Global Markets, LLC (2012 – present); President and CEO of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s prior investment advisor)(1999-2012).	None	2

* Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the Advisor

Non-Interested Directors

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years	Number of Funds Overseen

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C. Thomas McMillen 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 60	Director	Indefinite term; Director since October 2009

Homeland Security Capital Corporation, Chief Executive Officer and Chairman of the Board (August 2005 to Present) and President (August 2005 to March 2008).

Washington Capital Advisors, Chief Executive Officer (2003 to Present).

NVT License Holdings, LLC, Sole member and manager (March 2010 to present). (NVT License Holdings is a license holder for television stations).

Fortress America Acquisition Corporation (now Fortress International Group, Inc.,) Chairman (December 2004 to January 2007); Vice Chairman and Director (January 2007 to August 2009).

Secure America Acquisition Corporation, (now Ultimate Escapes, Inc.), Chairman and Co-Chief Executive Officer (October 2007 to October 2009); Director (October 2009 to December 2010); and Vice Chairman (November 2009 to August 2009).

				3	2
Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years	Number of Funds Overseen

Derek Way-jai Lee 10 West Street Suite 18A New York, NY 10004 Age: 31	Director	Indefinite term; Director since October 2009	Managing Partner, LG Fairmont Group (June 2010 to Present); Founder, 21Causes(June 2006 to June 2010).	None	2

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John L. Helmly1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 52	Director	Indefinite term; Director since April 2012	Taproot Capital, President (November 2007 – Present). GTSI Financial Services, Inc., President (September 2002 – November 2007).	None	2
Other Officers
Lynn Bowley 17605 Wright Street Omaha, NE 68130 Age: 53	Chief Compliance Officer	Officers are elected annually; Chief Compliance Officer Since March 2009	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present).	N/A	N/A

The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of the fiscal year ended June 30, 2012:

Name of Director	Dollar Range of Equity Securities in the Fund

Paul Dietrich	$1-$10,000
Charles T. McMillen	None
Derek Wai-jai Lee	None
John L. Helmly	None

Compensation

The following information is provided for all directors of the Fund and for all members of any advisory board who received compensation from the Fund, and for each of the highest paid executive officers or any affiliated person of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year ending June 30, 2012 exceeding $60,000.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors

Paul Dietrich, Chairman	$0	$0	$0	$0

Charles T. McMillen, Director	$2,000	$0	$0	$2,000
Derek Wai-jai Lee, Director	$2,000	$0	$0	$2,000
John L. Helmly, Director	$0	$0	$0	$0

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

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Principal shareholders are persons who own of record, or are known by the Fund to beneficially own, 5% or more of the outstanding shares of the Fund.  As of October 23, 2012, TD Ameritrade, Inc., FBO its Customer, P.O. Box 2226, Omaha, NE 68103-2226, beneficially owned 79.84% of the Fund’s outstanding shares.

As of October 23, 2012, all directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund.

PLAN OF DISTRIBUTION

12b-1 Distribution Plan. The Board of Directors has approved a Distribution Plan on behalf of the Fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual Fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the Fund except pursuant to a plan approved on behalf of the Fund under the Rule. The Plan, as approved by the Board of Directors, allows the Fund to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses.

Prior to approving the Plan, the Board of Directors carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Plan compensates the Fund’s Distributor (or dealers) for services they provide pursuant to the Plan. These services may include activities which are primarily intended to result in the sale of Fund shares, such as printing prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, supplemental payments to dealers under a dealer incentive program. The Plan provides for a payment of up to 0.50% of the Fund’s average daily net assets to be paid to the Company’s Distributor or to dealers. The Board of Directors have currently authorized payment of up to 0.40% of the Fund’s average daily net assets to be paid to the Company’s Distributor or to dealers.  Dealers may provide, in addition to providing distribution assistance, administrative support services to its clients who beneficially own Fund shares, Even if the Distributor’s or dealer’s expenses of providing distribution services under the Plan exceed compensation received, the Company will not be obligated to pay more than the amount authorized by the Plan. If the Distributor’s or dealer’s expenses are less than the amount authorized by the Plan, the Distributor will retain these amounts and realize a profit.  To the extent that the Plan gives the Distributor greater flexibility in connection with the distribution of Fund shares, additional sales of Fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships. The Plan is intended to benefit shareholders by increasing the assets of the Fund. The Plan would provide an incentive for dealers to sell Fund shares, and attract new investors, if dealers were compensated through the Plan. An increase in the assets of the Fund as a result should enable the Fund to achieve greater economies of scale and thereby lower their per-share operating expenses.

The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

The Distributor may compensate intermediaries that satisfy certain criteria established from time to time by the Distributor relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

The Plan is re-approved annually by a vote of both a majority of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of the Plan. The Plan may be terminated at any time by vote of a majority of the Company’s disinterested Directors, or by vote of a majority of the Fund’s outstanding voting securities and will terminate in the event of its “assignment” (as defined in the 1940 Act). The Plan may not be amended to increase materially the amount of the distribution expenses provided for in the Plan to be paid by the Fund unless approved by vote of a majority of the Fund’s outstanding voting securities. No material amendment to the Plan may be made unless approved by vote of both a majority of the Company’s Board of Directors and a majority of the Company’s

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Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of the Plan.

During the fiscal year ended June 30, 2012, the Fund paid the following amounts for the services provided pursuant to the Plan: compensation to underwriter $3,414, compensation to broker-dealers $50,966.

THE DISTRIBUTOR

On March 16, 2009, Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC (“GFS”), entered into an Underwriting Agreement with the Company to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares.  The Distributor is located at 17605 Wright Street Suite 2, Omaha, NE  68130.

Shares of the Fund are offered on a continuous basis through the Distributor. Pursuant to the Underwriting Agreement, the Distributor acts as the principal underwriter for the sale of the shares of the Fund either directly or through securities dealers.

In connection with the distribution of the Fund’s shares, the Fund paid underwriting commissions of $199, $7,136 and $0, respectively, for the fiscal years ended June 30, 2010, 2011 and 2012, none of which was retained by the Fund’s prior or current distributor.

The Fund paid underwriter fees to the Distributor of $11,962,  $11,665 and $12,034 for fiscal years 2010, 2011 and 2012, respectively.

The Distributor is not a party to any material pending legal proceedings.

OTHER SERVICE PROVIDERS

Administrator, Administrative Services, and Accounting Services.   Gemini Fund Services, LLC (“GFS”), 450 Wireless Boulevard, Hauppauge, NY 11788, is the Administrator and Fund Accountant to the Fund.  GFS provides administrative and fund accounting services to the Fund pursuant to Administration and Fund Accounting Service Agreements.  Under the Administration Agreement, GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purposes of filings with the SEC and stated securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (vii) preparing and maintaining the Fund’s operating expense budget; (viii) coordinating the Funds’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

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For providing such administrative services to the Fund, the Company pays GFS a fee equal to the greater of $40,000 per fund or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets; and 0.06% on net assets greater than $250 million, plus out-of-pocket expenses.  For the fiscal year period ended June 30, 2011 and the fiscal year ended June 30, 2012, the Fund incurred administration fees payable to GFS in the amounts of  $39,901 and 442,849, respectively.  For rendering fund accounting services, GFS receives an annual fee of $24,000 per fund portfolio, plus $6,000 for each additional share class above one, plus $6,000 additional for international or bond funds, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. For the fiscal year period June 30, 2011 and the fiscal year ended June 30, 2012, the Fund incurred fund accounting fees payable to GFS in the amounts of $27,674 and $24,258, respectively.

Transfer Agent.   GFS  also serves as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Transfer Agency Services Agreement with the Company. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. GFS’s transfer agency operations are located at 17605 Wright Street Suite 2, Omaha, NE  68130.

For rendering such transfer agency services, GFS receives a monthly fee based on an annual minimum fee of $15,000 per share class or $14 per account and $2  per closed account, plus reimbursement for all out-of-pocket expenses.  For the fiscal period ended June 30, 2011 and the fiscal year ended June 30, 2012, the Fund incurred transfer agency service fees payable to GFS in the amount of $25,710 and $25,320, respectively.

Custodian.  Union Bank, NA, located at 350 California Street, 6th Floor, San Francisco, CA  94104, is the custodian of the Fund.  The custodian deposits securities of the Fund with a trust company that acts as a securities depository. The custodian, among other things, attends to the collection of dividends and payment for and collection of proceeds of securities bought and sold by Fund.

Custody Administrator.  Gemini Fund Services, LLC also provides custody administration services to the Fund, including the processing of Fund expenses.

Compliance Services.  Pursuant to a Compliance Service Agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by the portfolio manager. In selecting brokers and in negotiating commissions, the portfolio manager considers the broker’s reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and research services provided, if any. The portfolio manager may, in placing portfolio transactions for the Fund, agree to pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances.

The aggregate dollar amount of brokerage commissions paid by the Fund was, $138,782, $52,447 and $84,541 respectively, for the fiscal years ended June 30, 2010, 2011 and 2012.

The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commissions paid to affiliates of the Fund with respect to securities transactions effected on a securities exchange must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the portfolio manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

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PURCHASE OF SHARES OF THE FUND

As stated in the Prospectus, shares of the Fund can be purchased through broker-dealers who have sales agreements with the Fund’s Distributor. Shares of the Fund are sold at the net asset value per share as determined at the close of business of the New York Stock Exchange next occurring after the purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of business on the New York Stock Exchange (currently 4:00 pm. Eastern time), Monday through Friday, except on (i) days on which changes in value of the Fund’s portfolio securities will not materially affect the net asset value of shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund are received; or (iii) customary national holidays on which the New York Stock Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair value determined in good faith by the portfolio manager under the supervision of the Company’s Board of Directors.

REDEMPTION OF SHARES

Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. Subject to certain exceptions set forth in the Prospectus, payment will be made within seven days of the Fund’s receipt of a valid redemption request. The value of the Fund shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption. The Prospectus describes the requirements and procedures for the redemption of shares.

Shares are normally redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under the Section “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined.

The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

It is the policy of the Fund to make at least annual distributions of substantially all of its investment income and at least annual distributions of any net realized capital gains. Distributions reflecting capital gains realized during each

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fiscal year ended June 30 normally are declared and payable to shareholders in the subsequent fiscal year. Distributions reflecting investment income received during the fiscal year ended June 30 normally are made during the current and subsequent fiscal year.

All investors who do not elect otherwise will have all of their income dividends and capital gains distributions reinvested in additional Fund shares, at net asset value as described under “Distributions and Taxes-Reinvestment of Distributions” in the Prospectus. Shareholders who desire to receive their dividends and distributions in cash may so elect on their account applications or by written notice to the Fund.

TAXES

Distributions of Net Investment Income.  Dividends paid by the Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively “dividends”), are taxable to its U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares.

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long shares have been held in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions in General.  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

The receipt of Fund distributions may affect a foreign corporate shareholder’s Federal “branch profits” tax liability and a Subchapter S corporation shareholder’s Federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are subject to those taxes.

A notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

Effect of Foreign Withholding Taxes.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund’s distributions paid to shareholders.

Pass-through of Foreign Tax Credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to shareholders their pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to shareholders than it actually distributes.  Shareholders will then be entitled either to deduct their respective share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.  Shareholder use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on their federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

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Foreign currency gains and losses.  The Fund may engage in transactions that are denominated in foreign currency.  Gains and losses in such transactions that would otherwise be taxable as capital gain may be taxable as ordinary income under Code Section 988 to the extent of gain or loss attributable to fluctuations in exchange rates.  The ordinary treatment of gains or losses from fluctuations in the exchange rate may cause the Fund to alter its distributions to shareholders.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, the Fund may mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.  Dividends paid with respect to PFICs do not meet the definition of qualified foreign corporation dividends.  As such, the Fund will not be able to designate these PFIC dividends as qualified dividends, currently eligible for the reduced rate of tax applicable to long-term capital gains.

Information on the Amount and Tax Character of Distributions.  The Fund will inform shareholders of the amount and character of their distributions at the time they are paid, and will advise shareholders of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If Fund shares have not been held for a full year, the Fund may designate and distribute to shareholders, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of such shareholders’ investment in the Fund.  Taxable distributions declared and of record to shareholders in December, but paid in January, are taxable to shareholders as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders.  The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.

If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as dividend income to the extent of the Fund’s earnings and profits.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

PROXY VOTING GUIDELINES

The Fund has delegated its proxy voting process to the portfolio manager, subject to the supervision of the Board of Directors. The portfolio manager generally votes in accordance with management’s recommendations. If the portfolio manager believes management is not acting on behalf of the best interests of the Fund and its shareholders, the portfolio manager will not vote with management.

In situations where there is a conflict of interest between the interests of Fund shareholders, on the one hand, and those of the portfolio manager, Distributor, or any affiliated person of the Fund, the portfolio manager or Distributor, on the other, the portfolio manager will resolve the conflict in favor of the Fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge, upon request by calling toll-free, (866) 270-1222 and by accessing the SEC’s Internet Web site (http://www.sec.gov).

LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Counsel to the Fund is Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.

The independent registered public accounting firm for the Fund is Sanville & Company, 1514 Old York Road, Abington, PA 19001.

REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement, as it may be amended from time to time, and the exhibits filed as a part thereof.

 FINANCIAL STATEMENTS

The Fund’s audited financial statements and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended June 30, 2012, for the fiscal year ended June 30, 2012 are incorporated herein by reference.   You can obtain the Annual and Semi-Annual Reports without change by calling the Funds at 1-866-270-1222.

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